Exhibit 99.1

Media Contact:	Investor Relations Contact:
Smita Topolski	Heidi Flaherty
Advent Software, Inc.	Advent Software, Inc.
(415) 645-1668	(415) 645-1145
stopolsk@advent.com	flaherty@advent.com

Advent Software Reports Second Quarter 2010 Results

Company Achieves Record Quarterly Revenues of $69 Million and a 51% Increase in Annual Contract Value over Prior Year

SAN FRANCISCO — July 26, 2010 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today financial results for the second quarter ended June 30, 2010.

“I am very pleased to report our second quarter financial results.  We achieved record quarterly revenues from continuing operations, strong new bookings and 20% non-GAAP operating margins,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “Our healthy performance results from demand for our market leading suite of software and services from customers around the world.”

SECOND QUARTER 2010 RESULTS

GAAP Results for Continuing Operations

The Company reported revenue from continuing operations of $69.3 million for the second quarter of 2010, compared to $63.1 million in the second quarter of 2009, a 10% increase.

Operating income from continuing operations for the second quarter of 2010 was $7.6 million, or 11% of revenue, which represented an increase of 5% compared with $7.2 million, or 11% of revenue, in the second quarter of 2009.

Net income from continuing operations for the second quarter of 2010 was $4.8 million compared to net income of $7.2 million in the second quarter of 2009, a 32% decrease.

On a fully diluted basis, earnings per share from continuing operations in the second quarter of 2010 were $0.18 and represent a 35% decrease from diluted earnings per share of $0.27 in the second quarter of 2009.  The second quarter of 2009 included an $0.08 per share gain resulting from the sale of Advent’s equity investment in Latent Zero Limited.

Operating cash flow from continuing operations in the second quarter of 2010 was $17.8 million, compared to $12.5 million in the first quarter of 2010, a 42% increase.  Cash, cash equivalents and marketable securities of continuing operations totaled $102.5 million as of June 30, 2010.

The Company repurchased approximately 555,000 shares in the second quarter of 2010 at an average price of $43.02 per share.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income from continuing operations for the second quarter of 2010 was $13.8 million, or 20% of revenue. This represents a 4% increase compared to $13.3 million from continuing operations, or 21% of revenue, in the second quarter of 2009. Non-GAAP earnings per share from continuing operations were $0.33 in the second quarter of 2010 unchanged from the second quarter of 2009.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

SECOND QUARTER HIGHLIGHTS

•                  Customer Momentum: Advent added several notable clients during the quarter including:

•                  Emirates NBD

•                  State of Wisconsin

•                  Allen & Company

•                  Diamondback Capital Management

•                  Healthy Trends in Fundamental Business Metrics: New term license and Advent OnDemandSM contracts signed in the second quarter of 2010 will contribute $6.5 million in annual revenue once they are fully implemented, a 51% increase over the second quarter of 2009.  The renewal rate improved to a 90% initial renewal rate for the first quarter of 2010, a 5 point improvement over the same period last year.

•                  International Growth: International contributed 15% of revenues in the second quarter of 2010. The company signed Emirates NBD, the biggest banking group in the Middle East in terms of assets.  Advent was selected by Emirates NBD from a field of over 14 competitors for its comprehensive suite of software and services.

•                  Expanding International Presence and Visibility: Advent announced the opening of a new office in Singapore underscoring the company’s commitment to the Asia Pacific region.  In May 2010, Advent hosted its EMEA Conference in Vienna, Austria where customers representing 17 countries were in attendance.

•                  Launch of Geneva® 8.0:  Advent launched the newest version of Geneva®, which introduces middle office functionality, out-of-the-box integration to counterparties and data providers, and easy-to-use, customizable access to real-time data. The new features complement the existing world-class asset coverage, reporting, and accounting functionality of Geneva®.

•                  Launch of Tamale RMS® 5.0:  Advent released Tamale RMS® 5.0, the next generation of Advent’s leading research management solution. The latest release introduces new configurable templates, dynamic dashboards and views combined with a new framework for seamless data integration that help firms streamline and optimize their investment processes.

FINANCIAL GUIDANCE

Advent announces the following financial guidance for the third quarter and fiscal year 2010:

Guidance	Q3 2010 Continuing Operations	FY 2010 Continuing Operations
Total Revenue ($M)	$70M - $72M	$277M - $281M
Year over Year Growth	10% - 13%	7% - 8%
GAAP Operating Margin	n/a	11% - 12%
Amortization of Intangibles (% of revenue)	n/a	1% - 2%
Stock Compensation Expense (% of revenue)	n/a	7% - 8%
Non-GAAP Operating Margin	n/a	20% - 21%
Operating Cash Flow ($M)	n/a	$77M - $82M
Capital Expenditures ($M)	n/a	$18M - $22M

INVESTOR CALL

Advent Software, Inc. will host its Q2 2010 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q2 2010 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial 800-659-1966 and request conference ID #14046382.  A replay will be available through midnight, August 3, 2010, by calling 888-286-8010 and referencing conference ID #99486014.  The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent’s products and services.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected Continuing Operations’ GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS The financial projections under Financial Guidance, our revenue growth, market acceptance and demand for our products and new product releases, our competitive position, market conditions and their impact on our business, international expansion, and the momentum of the business, and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Axys®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2009 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Geneva, Moxy, and Tamale RMS are registered marks of, and Advent OnDemand is a mark of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	June 30	December 31
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$42,641	$57,877
Short-term marketable securities	59,892	31,273
Accounts receivable, net	47,175	44,246
Deferred taxes, current	15,137	15,081
Prepaid expenses and other	19,773	22,350
Current assets of discontinued operation	—	494

Total current assets	184,618	171,321
Property and equipment, net	38,925	33,945
Goodwill	143,344	144,827
Other intangibles, net	22,644	22,965
Long-term marketable securities	—	28,495
Deferred taxes, long-term	40,504	40,502
Other assets	9,490	10,142
Noncurrent assets of discontinued operation	2,095	2,095

Total assets	$441,620	$454,292

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,832	$4,708
Accrued liabilities	26,136	31,066
Deferred revenues	139,520	140,186
Income taxes payable	5,541	1,616
Current liabilities of discontinued operation	207	719

Total current liabilities	180,236	178,295
Deferred revenues, long-term	5,857	5,879
Other long-term liabilities	14,281	12,969
Noncurrent liabilities of discontinued operation	5,177	5,115

Total liabilities	205,551	202,258

Stockholders’ equity:
Common stock	255	259
Additional paid-in capital	390,749	386,623
Accumulated deficit	(160,946)	(145,584)
Accumulated other comprehensive income	6,011	10,736

Total stockholders’ equity	236,069	252,034

Total liabilities and stockholders’ equity	$441,620	$454,292

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2010	2009	2010	2009

Net revenues:
Term license, maintenance and other recurring	$60,233	$54,763	$119,084	$111,070
Perpetual license fees	2,739	2,578	5,041	5,263
Professional services and other	6,300	5,727	11,835	13,060

Total net revenues	69,272	63,068	135,960	129,393

Cost of revenues (1):
Term license, maintenance and other recurring	12,730	11,464	25,157	22,809
Perpetual license fees	65	78	138	190
Professional services and other	6,309	7,507	12,893	15,562
Amortization of developed technology	1,683	1,324	3,199	2,729

Total cost of revenues	20,787	20,373	41,387	41,290

Gross margin	48,485	42,695	94,573	88,103

Operating expenses (1):
Sales and marketing	17,048	15,132	33,908	30,911
Product development	13,107	11,230	25,168	23,349
General and administrative	9,872	8,657	19,423	17,296
Amortization of other intangibles	331	438	646	877
Restructuring charges	555	12	584	56

Total operating expenses	40,913	35,469	79,729	72,489

Income from continuing operations	7,572	7,226	14,844	15,614
Interest income and other income (expense), net	(229)	2,151	(935)	1,779

Income from continuing operations before income taxes	7,343	9,377	13,909	17,393
Provision for income taxes	2,496	2,218	4,819	4,871

Net income from continuing operations	$4,847	$7,159	$9,090	$12,522

Discontinued operation:
Net income (loss) from discontinued operation (net of applicable taxes of $(17), $592, $(50), and $1,186, respectively)	(27)	863	(75)	1,729

Net income	$4,820	$8,022	$9,015	$14,251

Basic net income (loss) per share:
Continuing operations	$0.19	$0.28	$0.35	$0.50
Discontinued operation	(0.00)	0.03	(0.00)	0.07
Total operations	$0.19	$0.32	$0.35	$0.56

Diluted net income (loss) per share:
Continuing operations	$0.18	$0.27	$0.34	$0.48
Discontinued operation	(0.00)	0.03	(0.00)	0.07
Total operations	$0.18	$0.31	$0.33	$0.55

Weighted average shares used to compute net income per share:
Basic	25,700	25,288	25,785	25,265
Diluted	27,053	26,140	27,105	26,053

(1) Includes stock-based employee compensation expense as follows:

Cost of term license, maintenance and other recurring revenues	$428	$484	$842	$836
Cost of professional services and other revenues	262	336	552	631
Total cost of revenues	690	820	1,394	1,467

Sales and marketing	1,418	1,469	2,716	2,615
Product development	1,317	1,274	2,526	2,315
General and administrative	1,118	1,322	2,192	2,381
Total operating expenses	3,853	4,065	7,434	7,311

Total stock-based employee compensation expense	$4,543	$4,885	$8,828	$8,778

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30
	2010	2009
Cash flows from operating activities:
Net income	$9,015	$14,251
Adjustment to net income for discontinued operation	(75)	1,729
Net income from continuing operations	9,090	12,522

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	8,828	8,778
Depreciation and amortization	8,819	8,237
Loss on dispositions of fixed assets	20	40
Provision for doubtful accounts	65	219
Provision for (reduction of) sales returns	(624)	797
Gain on investments	—	(2,056)
Deferred income taxes	(60)	(11)
Other	358	178
Effect of statement of operations adjustments	17,406	16,182
Changes in operating assets and liabilities:
Accounts receivable	(2,711)	4,733
Prepaid and other assets	3,246	3,436
Accounts payable	4,092	(1,713)
Accrued liabilities	(4,382)	(2,244)
Deferred revenues	(329)	(5,136)
Income taxes payable	3,899	4,043
Effect of changes in operating assets and liabilities	3,815	3,119

Net cash provided by operating activities from continuing operations	30,311	31,823

Cash flows from investing activities:
Cash used in acquisitions, net of cash acquired	(4,719)	—
Purchases of property and equipment	(9,952)	(1,278)
Capitalized software development costs	(1,407)	(1,238)
Purchases of marketable securities	(3,000)	—
Sales and maturities of marketable securities	3,000	—
Proceeds from sale of investments	—	2,056

Net cash used in investing activities from continuing operations	(16,078)	(460)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	5,506	2,383
Withholding taxes related to equity award net share settlement	(3,163)	(1,792)
Proceeds from common stock issued under the employee stock purchase plan	2,929	2,946
Repurchase of common stock	(34,399)	(14,578)
Repayment of long-term borrowing	—	(25,000)

Net cash used in financing activities from continuing operations	(29,127)	(36,041)

Net cash transferred (to) from discontinued operation	(31)	4,817

Effect of exchange rate changes on cash and cash equivalents	(311)	122

Net change in cash and cash equivalents from continuing operations	(15,236)	261
Cash and cash equivalents of continuing operations at beginning of period	57,877	45,098

Cash and cash equivalents of continuing operations at end of period	$42,641	$45,359

	Six Months Ended June 30
	2010	2009
Supplemental disclosure of cash flow information
Cash flow from discontinued operation:
Net cash provided by (used in) operating activities	$(296)	$3,831
Net cash used in investing activities	—	(588)
Net cash transferred from (to) continuing operations	31	(4,817)
Effect of exchange rates on cash and cash equivalents	(1)	(1)
Net change in cash and cash equivalents from discontinued operations	(266)	(1,575)
Cash and cash equivalents of discontinued operation at beginning of period	266	3,253
Cash and cash equivalents of discontinued operation at end of period	$—	$1,678

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended June 30, 2010 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$48,485	70%	$7,572	11%	$4,847

Amortization of acquired developed technology	845		845		845
Amortization of other acquired intangibles	—		331		331
Stock-based compensation - cost of revenues	690		690		690
Stock-based compensation - operating expenses	—		3,853		3,853
Restructuring charges	—		555		555
Income tax adjustment for non-GAAP (1)	—		—		(2,270)

Non-GAAP	$50,021	72%	$13,846	20%	$8,851

Diluted net income per share
GAAP					$0.18
Non-GAAP					$0.33

Shares used to compute diluted net income per share					27,053

	Three Months Ended June 30, 2009 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$42,695	68%	$7,226	11%	$7,159

Amortization of acquired developed technology	782		782		782
Amortization of other acquired intangibles	—		438		438
Stock-based compensation - cost of revenues	820		820		820
Stock-based compensation - operating expenses	—		4,065		4,065
Restructuring charges	—		12		12
Investment gain	—		—		(2,056)
Income tax adjustment for non-GAAP (1)	—		—		(2,485)

Non-GAAP	$44,297	70%	$13,343	21%	$8,735

Diluted net income per share
GAAP					$0.27
Non-GAAP					$0.33

Shares used to compute diluted net income per share					26,140

(1)	The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2010 and 2009, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected Continuing Operations’ GAAP Operating Income %

to Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2010
	Continuing Operations
	Operating Income %

Projected GAAP	11%	to	12%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment	1%	to	2%
Projected stock based compensation adjustment	7%	to	8%

Projected non-GAAP	20%	to	21%